                                                                Exhibit 10.10


                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("AGREEMENT") is made effective as of the 1st day of November, 1999, by and between Photogen, Inc., a Tennessee corporation ("COMPANY"), and David D. Shaw, Ph.D. ("EMPLOYEE").

                                    RECITALS

     A. Employee has substantial experience in development of medical therapeutics and imaging agents; and

     B. The Company desires to retain Employee and Employee hereby agrees to serve in such capacity to assist it in various research projects, developing product inventions and related matters, as hereinafter provided; subject to the terms of this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.   DEFINITIONS. The following terms have the meanings set forth below:

     (a) "COMPANY" means all affiliates of Photogen, Inc., including but not limited to Photogen Technologies, Inc. and Photogen Newco Ltd., except in the context of the entity directly employing Employee which shall mean Photogen, Inc.

     (b) "COMPETITIVE BUSINESS" means engaging in the research, development, sale, lease, marketing, financing or distribution of technology, products or services similar to or competitive with the Company's products or services in the Field anywhere in the world.

     (c)  "CONFIDENTIALITY AGREEMENT" means that certain Employee
          Confidentiality and Inventions Agreement of even date herewith between the Employee and the Company attached hereto as Exhibit 4 and incorporated herein in its entirety by reference.

     (d) "CONFIDENTIAL INFORMATION" has that meaning set forth in the Confidentiality Agreement.

     (e) "FIELD" means the use of electromagnetic energy (including light generated by ultra fast lasers or other sources, x-rays and other sources of radiation), alone or in combination with photoactive compounds or targeting agents, to treat, diagnose or image human or animal tissue and/or disease.

     (f) "PATENTS" means patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto.

     2.   EMPLOYMENT SERVICES.

     (a) During the Term of this Agreement, Employee shall use his best efforts to and shall devote 100% of his working time, except as provided in
          Section 4(b), to competently and faithfully promote the Company's interests, develop the Company's products and to perform the following services (collectively, the "EMPLOYMENT SERVICES"):

          (i) assist the Company's Medical Director to direct, design, implement and complete, the preclinical and clinical activities for specific projects mutually agreed to between the Company and Employee, including but not limited to the following: (A) sentinel lymph node mapping, (B) enhanced radiation therapy through the use of radiosensitizers, (C) photodynamic therapy of deep tissue cancer, (D) evaluation of hair removal, psoriasis, and leg ulcer products; (E) new treatments for Barretts esophagus, and (F) other research projects assigned by the Company (individually and collectively, "RESEARCH PROJECTS");

          (ii) design, implement and complete clinical trial programs sufficient to obtain regulatory approval for sentinel node mapping and diagnostic products;

          (iii) design, implement and complete pre-clinical trials sufficient to evaluate PH-10 as a radiosensitizer for the treatment of various cancers;

          (iv) negotiate, prepare and monitor clinical contracts and Research Projects;

          (v) assist the Medical Director in developing new product inventions for the Company;

          (vi) design and assist in human clinical trials undertaken by the Company;

          (vii) assist the Company in obtaining patent or other protection for any technologies developed by Employee and arising out of his Employment Services ;

          (viii) assist the Company in obtaining licenses to technologies developed by third parties;

          (ix) assist Company in working with outside preclinical and clinical researchers and research organizations; and

          (x) perform such other duties assigned to Employee from time to time by the Company's Medical Director, the Company's Chief Executive Officer and/or Board of Directors.

     (b) Employee will perform the Employment Services substantially in the Boston, Massachusetts area. Employee may also be required to travel from time to time to Knoxville, Tennessee and elsewhere as reasonably necessary to perform the Employment Services.

     3.   COMPENSATION.

     (a)  Company shall pay Employee an annual base gross salary as set forth in
          Exhibit 1, payable in accordance with normal Company payroll procedures and subject to deductions and withholdings required by law or by agreement with Employee. Company will reimburse Employee for reasonable and necessary business expenses in accordance with Company's policies.

     (b) Concurrently with the execution of this Agreement, Company and Employee will execute an Incentive Stock Option Award Agreement ("Award Agreement") providing for the Company to grant Employee a total of 150,000 options to acquire Company common stock, pursuant to Company's 1998 Long Term Incentive Compensation Plan. The options will vest in accordance with and in all other respects be subject to the provisions of the Award Agreement.

     (c) Employee will be eligible to participate in and receive benefits provided under Company's insurance and benefit plans as set forth on
          Exhibit 1, in accordance with their respective provisions. Company reserves the right to amend all insurance and benefit plans at any time as necessary to accomplish Company's business objectives.

     4. COVENANTS AND REPRESENTATIONS. Employee represents and warrants to, and covenants with, the Company as follows:

     (a) During the Term, Employee will render services (similar to the Employment Services or otherwise) in the Field only to the Company and will not enter into any other agreement, arrangement, understanding, or other relationship pursuant to which Employee is obligated to render advice and services in the Field to any third party.

     (b) Employee is under no contractual or other obligation or restriction which is inconsistent with Employee's obligations under this Agreement or the performance of the Employment Services. Employee's pre-existing relationships with commercial, educational or other research institutions are listed in Exhibit 2 attached hereto. Employee will terminate all employment, consulting and similar affiliations with commercial entities in the Field that are in competition with Company. Notwithstanding the terms and conditions of the Confidentiality Agreement, Employee may act as a consultant for a maximum of three (3) days per month inside or outside the Field with any entity that is not in competition with the Company. Employee will arrange to perform any responsibilities to third parties in a manner that will not conflict with Employee's responsibilities under this Agreement. Employee agrees to indemnify, defend and hold Company and its affiliates, directors, officers, employees and independent contractors harmless from all claim, allegation, loss, liability (including settlement payments), expenses (including reasonable attorneys' fees and expenses) any of them incurs that arise out of or relate to (i) any wrongful act or omission of Employee while he is engaged in such activities with third parties, or (ii) the acts or omissions of those third parties.

     (c) Employee has set forth on Exhibit 3 attached hereto, a complete list of any patents or patent applications in the Field of which Employee is the joint or sole inventor.

     5.   CONFIDENTIALITY.

     (a) The Company has developed and will develop Confidential Information over a substantial period of time and at substantial expense. The Confidential Information is of great importance to the Company's business. During the Term, Employee may develop, become aware of, or have access to the Confidential Information. In consideration of the foregoing and as an inducement for Company to extend employment to Employee hereunder, Employee has executed the Confidentiality Agreement and Employee acknowledges and agrees the Company is and shall at all times remain the sole owner of the Confidential Information.

     (b) During the Term and thereafter, Employee shall exercise all commercially reasonable precautions to physically protect the integrity and confidentiality of the Confidential Information. Employee will not remove any Confidential Information or copies thereof from the Company's premises or the other places Employee is authorized to perform the Employment Services to the extent necessary to perform such Employment Services, and then only with the Company's prior written consent.

     (c) Employee will comply with Company's policies concerning publication with respect to his work for the Company.

     6.   NONCOMPETITION; NONSOLICITATION.

     (a) During the Term, and for 12 months after termination of the Term, the Employee agrees not to, directly or indirectly through any other person or entity, (i) own, manage, control, participate in, consult with, be employed by, render services for, any person or entity engaged in a Competitive Business or in any manner or in any capacity (except as owner of 2% or less of stock of a publicly registered and traded entity) engage in any Competitive Business, (ii) solicit, induce or attempt to influence any other person or entity to engage in any Competitive Business or to curtail or cease any business or business relationship with the Company, its affiliates, employees or independent contractors, (iii) solicit any other employee or independent contractor to terminate any employment or engagement with the Company and engage in a Competitive Business, or (iv) disparage the Company, its affiliates, employees, independent contractors or their services or products.

     (b) The Company consents to Employee performing services for the entities listed in paragraph 4(b), provided that (i) Employee keeps the Company advised on a current basis of his activities for such other entities (or, to the extent Employee is unable to keep the Company advised because of a confidentiality agreement with such other entity, Employee will disclose as much information as possible without breaching the confidentiality agreement and seek the other entity's permission to make further limited disclosure to the Company), (ii) Employee strictly observes the confidentiality obligations in paragraph 7, above, and (iii) Employee uses his best efforts to assure that those other entities do not obtain any interest in Developments or the Company's Patents. Upon written notice by one party hereto to the other of a conflict situation, Employee and the Company will negotiate in good faith for a period of 30 days (or longer by mutual agreement) to modify Employee's responsibilities under this Agreement or to develop other protections and procedures to minimize the possibility of competitive conflict, the disclosure of Confidential Information and uncertainty as to the Company's ownership of Developments or the Company's Patents. If Employee and the Company are unable to agree on such modifications, either of them may terminate this Agreement upon written notice to the other.

     7.   TERM AND TERMINATION.

     (a) Unless terminated earlier pursuant to paragraph 7(b) below, this Agreement shall be in effect for an initial term of four years beginning on the effective date hereof (the "INITIAL TERM"). This Agreement may be renewed for successive renewal terms lasting for one year (the "RENEWAL TERMS") upon mutual written agreement of the parties. The Initial Term and any subsequent Renewal Terms are collectively referred to as the "TERM."

     (b) This Agreement and Employee's employment by the Company may be terminated before the expiration of any Term as follows:

          (i)  By the Company in the event:

               (1) Employee commits a material breach of this Agreement where such breach, if curable, is not remedied to the Company's reasonable satisfaction within thirty (30) days after written notice to Employee (and termination shall be effective as of the end of such 30-day period); or

               (2) Employee is convicted for committing an act of fraud, embezzlement, theft or another act constituting a felony (and termination shall be effective upon written notice to Employee); or

               (3) Employee dies or becomes mentally or physically disabled such that the Employee cannot, in the opinion of an independent physician selected by the Company, perform the Employment Services (with reasonable accommodation to the extent required by law) for a period of 12 months (and termination shall be effective on the date Employee dies or upon written notice the Company has determined he is disabled under the foregoing criteria);

               in which case: (A) the Company shall pay Employee his base salary and any other amounts required by applicable law to be paid through the effective date of termination but the Company shall have no other obligations under this Agreement as of the effective date of the termination, and (B) the Company shall permit the Employee or his beneficiary to exercise vested options to acquire Company stock in accordance with and subject to the Award Agreement.

          (ii) By the Company in the event the Company is dissatisfied in its reasonable judgment with the Employee's performance of the Employment Services or the results thereof which, if curable, are not remedied to the Company's reasonable satisfaction within forty-five (45) days after specific written notice thereof has been delivered to the Employee (and termination shall be effective as of the end of such 45-day period); in which case: (A) the Company shall pay Employee his base salary and any other amounts required by applicable law to be paid through the effective date of termination but the Company shall have no other obligations under this Agreement as of the effective date of the termination, and (B) the Company shall permit the Employee or his beneficiary to exercise vested options to acquire Company stock in accordance with and subject to the Award Agreement.

          (iii) By the Employee, provided the Employee shall give the Company at least 60 days prior written notice thereof (and termination shall be effective as of the end of such 60-day or longer period); in which case (A) the Company shall pay Employee his base salary and any other amounts required by applicable law to be paid through the effective date of termination but the Company shall have no other obligations under this Agreement as of the effective date of the termination, and (B) the Company shall permit the Employee to exercise vested options to acquire Company stock in accordance with and subject to the Award Agreement.

     (c) Notwithstanding anything to the contrary, the obligations under this Agreement which by their terms survive termination, including, without limitation, the applicable Confidentiality, Noncompetition, and Nonsolicitation provisions of this Agreement as set forth in paragraphs 5 and 6 hereof and the Confidentiality Agreement, shall survive termination; and the representations and warranties, including without limitation the provisions of paragraph hereof, shall survive termination. Upon termination, and in any case upon the Company's request, Employee shall return immediately to the Company all Confidential Information and copies thereof and not retain any copies thereof.

     8.   MISCELLANEOUS.

     (a) This Agreement and the rights and obligations hereunder may not be assigned, delegated or transferred by Employee without the prior written consent of the Company. The Company may assign this Agreement to an affiliate of the Company or to an acquirer or successor in connection with the merger, consolidation, or sale of all or substantially all of its assets, and this Agreement shall inure to the benefit of the Company's assignee.

     (b) This Agreement may not be amended or modified, or any provision hereof waived, except by a written instrument duly signed by both parties contemporaneously or after the date of this Agreement. This Agreement (together with the Award Agreement and the Agreement regarding certain conditions) constitutes the entire agreement between the parties concerning the subject matter hereof and thereof, and supersedes all prior written or oral negotiations, representations and agreements.

     (c) The Employee acknowledges that a breach of paragraphs 5, 6 or the Confidentiality Agreement may cause the Company and its affiliates irreparable harm. Accordingly, in the event of a breach or threatened breach by the Employee of any of the provisions of paragraphs 5, 6 or the Confidentiality Agreement, the Employee agrees that the Company may be entitled to injunctive relief restraining the Employee and any individual or entity from participating in such breach or threatened breach. The Employee waives any provision of law requiring the Company to post a bond for any such injunctive relief. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for any breach or threatened breach of this Agreement.

     (d) Any waiver of a breach of any provision of this Agreement shall not operate as a waiver of any other breach of such provision or any other provision, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision.

     (e) If any provision of this Agreement is deemed in a final order by a court of competent jurisdiction to be unenforceable or invalid, the enforceability and validity of all other provisions shall not be affected and that court shall modify the unenforceable or invalid provision to the extent necessary to render it enforceable and valid and that provision shall be enforced as modified. Employee agrees that the time period and scope of the covenants in paragraphs 6, 7 and 8 of this Agreement are reasonable and appropriate under the circumstances of the Company's business.

         IN WITNESS WHEREOF, Employee and the President of the Company have signed this Agreement as of the Effective Date.

COMPANY                                      EMPLOYEE

Photogen, Inc.

By:  /s/ John T. Smolik                      By:  /s/ David D. Shaw
   -------------------------------              -------------------------------
     John T. Smolik, President                    David D. Shaw, Ph.D.

Address:  7327 Oak Ridge Highway             Address:  600 Fairville Road
          Suite B                                      Chadds Ford, PA 19317
          Knoxville, TN  37931
          Telephone:  423/769-4011                     Telephone:______________
          Telecopier: 423/769-4013                     Telecopier:_____________
          E-mail:     smolik@photogen.com              E-mail: ________________

                                    EXHIBIT 1

                             TITLE AND COMPENSATION

Title:         Vice President of Clinical Research and Technology Development

Gross Salary:  Starting salary of $125,000 per year. Salary subject to  periodic review.

Bonus/Options: Bonus will be available and paid at the discretion of the Board or its Compensation Committee.

Benefits:      Medical/Dental/Term Life Insurance
               Long term disability insurance
               Paid vacation (4 weeks, 9 Company holidays and 2 floating days)
               Benefit programs will be developed and implemented as approved by the Board 401(k) salary deferral plan (non-contributory by Company)
               Relocation Assistance as follows:

                    - all customary and reasonable moving expenses (including packing charges);

                    - two (2) three day house hunting trips from Pennsylvania to Massachusetts;

                    - final transportation expenses to Massachusetts; and o reimbursement up to a maximum of $15,000 for expenses in connection with re-selling Employee's current home located in Chadds Ford, Pennsylvania upon reasonable documentation submitted to the Company

                    - one (1) month's salary to offset miscellaneous non-reimbursed moving expenses

                                    EXHIBIT 2

                      EMPLOYEE'S PREEXISTING RELATIONSHIPS

--------------------------------------------------------------------------------
                                                              SUBJECT TO WRITTEN
                                                                  AGREEMENT
                                                                   (Y OR N)
                                                               IF "YES" ATTACH A
     ENTITY              SUMMARY OF RELATIONSHIP               COPY OF AGREEMENT
                                                                 (REDACTED AS
                                                                   NECESSARY)
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT 3

                        EMPLOYEE'S INTELLECTUAL PROPERTY

--------------------------------------------------------------------------------
          DESCRIPTION                                            STATUS
--------------------------------------------------------------------------------
[List any patents or patent applications]
--------------------------------------------------------------------------------
None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    EXHIBIT 4

         See attached Employee Confidentiality and Inventions Agreement.

                    [PHOTOGEN TECHNOLOGIES, INC. LETTERHEAD]


                                November 1, 1999

David P. Shaw, Ph.D.
600 Fairville Road
Chadds Ford, PA 19317

          RE:  EMPLOYEE CONFIDENTIALITY AND INVENTIONS AGREEMENT ("AGREEMENT")

Dear Dr. Shaw:

          In the course of your work for Photogen, Inc., its parent company Photogen Technologies, Inc. or any of their affiliates (collectively, "Photogen"), you may have access to Photogen's confidential and proprietary information and/or you may create Developments (defined below). As a condition to Photogen hiring and employing you (and for other legally sufficient consideration, the receipt and adequacy of which you acknowledge), you and Photogen agree as follows:

          1.   CONFIDENTIAL INFORMATION.

          (a) During your employment by Photogen and for a period of three (3) years following termination of your employment, for any reason, you will hold in trust, keep confidential and not disclose, directly or indirectly, to any third parties or make any use of Confidential Information (defined below) for any purpose except for the benefit of Photogen in the performance of your duties. Confidential Information will not be subject to these restrictions if it becomes generally known to the public or in the industry without any fault by you or any other person or entity, or if Photogen ceases to have a legally protectable interest in it. Upon termination of your employment (regardless of the reason for termination), you will immediately return to Photogen all tangible Confidential Information and any other material made or derived from Confidential Information, including information stored in electronic format and handwritten notes, which is in your possession or which you delivered to others.

          (b) "Confidential Information" means any and all information that has or could have value or utility to Photogen, whether or not reduced to written or other tangible form and all copies thereof, relating to Photogen's private or proprietary matters,

[LOGO]

David Shaw, Ph.D.
November 1, 1999
Page 2

               confidential matters or trade secrets. Confidential Information includes, but is not limited to, the following:

               (i) technical information (whether or not subject to patent registration or protection), such as research and development, methods, trade secrets, know-how, formulas, compositions, protocols, processes and techniques, discoveries, machines, inventions, ideas, computer programs (including software and data used in all such programs), drawings, specifications;

               (ii) except to the extent publicly disclosed by Photogen without any fault by you or any other person or entity, information relating to Photogen's patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, and all improvements and inventions related thereto;

               (iii) business information, such as information concerning any products, customers, suppliers, production, developments, costs, purchasing, pricing, profits, markets, sales, accounts, customers, financing, acquisitions, strategic alliances or collaborations, expansions; and

               (iv) other information relating to Photogen's business practices, strategies or policies which are deemed a "trade secret" under applicable laws.

          2.   DEVELOPMENTS.

          (a) You agree to promptly and fully disclose in writing to Photogen, Inc.'s President all Developments that are related to or useful in the business or demonstrably anticipated business of Photogen, or result from duties assigned to you by Photogen or from the use of any of Photogen's assets or facilities. "Developments" means any and all inventions, discoveries, improvements, know-how, works or other intellectual property (whether or not subject to registration with any governmental office) you conceive, reduce to practice, discover or make, alone or with others, during your employment and for twelve (12) months after termination (regardless of the reason for termination).

          (b) You hereby assign and transfer to Photogen, Inc. all of your right, title and interest in and to all Developments. You agree to sign and deliver to Photogen, Inc. (during and after employment) other documents Photogen, Inc. considers

[LOGO]

David Shaw, Ph.D.
November 1, 1999
Page 3

               necessary or desirable to evidence its ownership of Developments. All copyrightable works that are Developments, whether or not works made for hire (as defined in 17 U.S.C.
               Section 101), shall be owned by Photogen, Inc. and it may file and own the same as the author throughout the world. If Photogen, Inc. is unable for any reason to secure your signature on any document necessary or desirable to apply for, prosecute, obtain, or enforce any patent, trademark, service mark, copyright, or other right or protection relating to any Development, you hereby irrevocably designate and appoint Photogen, Inc. and each of its duly authorized officers and agents, as your agent and attorney-in-fact to act for and in your behalf and stead to execute and file any such document and to do all other lawfully permitted acts to further the prosecution, issuance, and enforcement of patents, trademarks, service marks, copyrights, or other rights or protections with the same force and effect as if personally executed and delivered by you. You agree that this power of attorney is irrevocable and is coupled with an interest and thereby survives your death or disability.

          3. NO CONFLICTS. You represent and warrant to, and agree with Photogen that:

          (a) You are under no contractual or other obligation or restriction which is inconsistent with your obligations under this Agreement or the performance of you duties for Photogen. Without limiting the generality of the foregoing, performing your duties for Photogen will not cause you to breach any agreement or other duty which obligates you to keep in confidence any confidential or proprietary information or trade secret of any third party or to refrain from competing, directly or indirectly, with the business of any third party.

          (b) Neither you nor any third party has any ownership or other interest in any idea, invention or other item of intellectual property that will be used in performing your duties for Photogen, and all Developments will be free and clear of any encumbrances or claims of third parties. In performing your duties for Photogen, you will not disclose to Photogen or use any confidential or proprietary information or trade secret of any third party, and you will not interfere with the business of any third party in any way contrary to applicable law.

          (c) In performing your duties for Photogen, you will comply with applicable laws and regulations.

[LOGO]

David Shaw, Ph.D.
November 1, 1999
Page 4

          4. NO EMPLOYMENT RIGHTS. Nothing in this Agreement shall affect your or Photogen's right to terminate your employment or Photogen's right modify your terms of employment, or to confer on you any other rights or benefits in connection with your employment.

          5. SEVERABILITY; CHOICE OF LAW; INJUNCTION. If any provision of this Agreement is deemed by a court of competent jurisdiction to be unenforceable or invalid, the enforceability and validity of all other provisions shall not be affected and that court shall modify the unenforceable or invalid provision to the extent necessary to render it enforceable and valid and that provision shall be enforced as modified. You agree that the time period and scope of the covenants in this Agreement are reasonable and appropriate under the circumstances of Photogen's business. This Agreement shall be governed and interpreted in accordance with the laws of the State of Tennessee without regard to its provisions on conflicts of law. Without limiting any other available remedies at law or in equity, Photogen will be entitled to injunctive relief restraining any individual or entity from participating in any breach or threatened breach of this Agreement without having to post a bond or security.

          6. MISCELLANEOUS. This Agreement may not be amended or modified except by a written instrument signed by both parties after the date of this Agreement. This Agreement may be assigned by Photogen and shall inure to the benefit of Photogen, its successors and assigns, but may not be assigned or delegated by you. This Agreement supersedes all prior agreements, negotiations and representations, written or oral, between the parties with respect to the subject matter contained herein. Any waiver of any breach of, or failure to enforce, any of the provisions of this Agreement shall not operate as a waiver of any other breach or waiver of performance of such provisions or any other provisions. Your obligations under this Agreement survive termination of your employment, regardless of the manner or reason for termination.

[LOGO]

David Shaw, Ph.D.
November 1, 1999
Page 5

          Please indicate your agreement to the foregoing by signing a copy of this letter below and returning it to me. I look forward to working with you.

                                   Very truly yours,

                                        /s/ John Smolik

                                   John T. Smolik, President


Accepted and Agreed to as of
November 1, 1999.

By:  /s/ David D. Shaw
   --------------------------
     David D. Shaw, Ph.D.